UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 9, 2009

Link Resources, Inc.
(Exact name of registrant as specified in its charter)

NV	333-153102	98-0588402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

392 Acadia Drive S.E., Calgary, Alberta, Canada	T2J 0A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (403) 230-0945

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2009, Link Resources, Inc. (the “Company”) reported that its shareholders had approved an amendment to the Company’s Articles of Incorporation, as amended, to

(a)	increase the authorized number of shares of common stock par value $.001 from 75,000,000 shares to 150,000,000 shares; and

(b)	authorize the creation of 10,000,000 shares of blank check preferred stock.

On December 09, 2009, the Company effected the Amendment, filing its Certificate of Amendment with the Nevada Secretary of State.  On December 14, 2009, the Company received a certified copy of the filed Certificate of Amendment.

A copy of the Certificate of Amendment for the Company reflecting the Amendment described above is being filed herewith as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Link Resources, Inc.

Date: December 16, 2009	By:	/s/ Anthony Zaradic
Anthony Zaradic
President and Chief Executive Officer

Exhibit Index

Ex. 3.1	Amended and Restated Articles of Incorporation of Link Resources, Inc.